UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)       December 18, 2007

INSPIRE PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

       Delaware                                    000-31135                            04-3209022
(State or Other Jurisdiction                   (Commission                               (IRS Employer
           of Incorporation)                            File Number)                            Identification No.)

4222 Emperor Boulevard, Suite 200, Durham, North Carolina            27703-8466
(Address of Principal Executive Offices)                                                     (Zip Code)

Registrant's telephone number, including area code          (919) 941-9777

____________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 18, 2007, the Board of Directors of Inspire Pharmaceuticals, Inc. approved an amendment and restatement of Inspire's current Amended and Restated Bylaws. Article IV of the Bylaws was amended to facilitate the issuance of shares of stock in either certificated or uncertificated form (Sections 1, 2, 3 and 5). This amendment was made in response to the listing requirements of the Nasdaq Stock Market that mandate that all Nasdaq listed companies become eligible to participate in the direct registration system, which is administered by the Depository Trust Company, prior to January 1, 2008. The direct registration system allows investors to have securities registered in their name without the issuance of physical certificates.

In addition, a number of conforming changes, technical updates and edits were made as follows: Article I of the Bylaws was amended to allow Inspire to hold a meeting of stockholders by means of remote communication and to permit the electronic transmission of proxies and consents (Sections 1, 4, 6, 8 and 10); Article II of the Bylaws was amended to allow the electronic submission of written ballots for the election of directors, to eliminate the term limits for directors and to eliminate the emeritus board observer position (Sections 2, 12 and 15); Article III of the Bylaws was amended to make the President an optional, rather than a required, officer of the company and to clarify that a committee of the Board of Directors has the power to set officer salaries (Sections 1 and 14); and Article VII of the Bylaws was amended to allow Inspire to send notices to stockholders by electronic transmission (Sections 1 and 4).

The Amended and Restated Bylaws became effective upon their adoption by the Board of Directors on December 18, 2007. The description of the Amended and Restated Bylaws set forth above is a summary and is qualified by reference to the full text of the Amended and Restated Bylaws attached as Exhibit 3.1 to this report and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

No.       Description

3.1       Amended and Restated Bylaws of Inspire Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                         Inspire Pharmaceuticals, Inc.

                                                                         By: /s/ Christy L. Shaffer
                                                                               Christy L. Shaffer, Ph.D.
                                                                               President and Chief Executive Officer

Dated: December 18, 2007

EXHIBIT INDEX

No.                 Description

3.1       Amended and Restated Bylaws of Inspire Pharmaceuticals, Inc.